FS Energy and Power Fund 8-K

Exhibit 10.1

 FIRST AMENDMENT TO TERM LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO TERM LOAN AND SECURITY AGREEMENT, is made as of November 25, 2015 (this “Amendment”), among FOXFIELDS FUNDING LLC, a Delaware limited liability company (“Company”), FORTRESS CREDIT CO LLC, as Administrative Agent for Lenders (“Administrative Agent”), and the Lenders signatory hereto.

WHEREAS, the Company, Administrative Agent and the Lenders signatory thereto from time to time are party to that certain Term Loan and Security Agreement, dated as of November 6, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, and as amended herein, the “Loan Agreement;” capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement), pursuant to which Lenders have extended to the Company certain Term Loans and other financial accommodations;

WHEREAS, the Company has requested that Administrative Agent and Lenders make certain amendments to the Loan Agreement, as more fully-described herein; and

WHEREAS, Administrative Agent and Lenders are willing to agree to such amendments to the Loan Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.

Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows as of the date hereof:

(a)

The second “WHEREAS” clause of the Recitals to the Loan Agreement is hereby amended by deleting the reference to the number “$125,000,000” from the first line thereof and inserting the number “$155,000,000” in lieu thereof.

(b)

Section 1.01 of the Loan Agreement is hereby amended by deleting clause (b)(i) of the definition of the term “Permitted Dispositions” in its entirety and inserting the following in lieu thereof: “no Event of Default then exists (or would be caused thereby), and no violation of Section 7.16(a)(iv) has occurred that has not been cured in accordance with the terms of Section 7.16(b).”

(c)

Section 1.01 of the Loan Agreement is hereby further amended by deleting clause (a)(i) of the definition of the term “Permitted Distributions” in its entirety and inserting the following in lieu thereof: “no Event of Default has occurred and is continuing or would be caused thereby, and no violation of Section 7.16(a)(iv) has occurred that has not been cured in accordance with the terms of Section 7.16(b).”

(d)

Section 1.01 of the Loan Agreement is hereby further amended by deleting the last sentence of the definition of the term “Term Loan Commitment” in its entirety and inserting the following in lieu thereof: “The aggregate amount of the Term Loan Commitments as of the First Amendment Effective Date is $155,000,000.”

(e)

Section 1.01 of the Loan Agreement is hereby further amended by adding the following defined term thereto (in the correct alphabetical order):

“First Amendment Effective Date” means November 25, 2015.

(f)

Section 2.03 of the Loan Agreement is hereby amended by adding the phrase “, for the account of Lenders,” immediately following the term “Administrative Agent” in lines 16 and 19 of clause (b) thereof.

(g)

Section 2.03 of the Loan Agreement is hereby further amended by deleting subsection (i) of clause (c) in its entirety and inserting the following in lieu thereof:

(i) the average daily difference between (x) (A) prior to the First Amendment Effective Date, $125,000,000 and (B) on or after the First Amendment Effective Date, $155,000,000 and (y) the aggregate principal amount of Term Loans extended prior to the date of calculation,

(h)

Section 2.08 of the Loan Agreement is hereby amended by deleting the reference to the number “$75,000,000” from the first line thereof and inserting the number “$45,000,000” in lieu thereof.

(i)

Section 4.02 of the Loan Agreement is hereby amended by deleting clause (d) thereof in its entirety and inserting the following in lieu thereof:

(d) No Event of Default shall have occurred and be continuing, or would result therefrom, and no violation of Section 7.16(a)(iv) shall have occurred that has not been cured in accordance with the terms of Section 7.16(b).

(j)

Section 5.11 of the Loan Agreement is hereby amended by deleting clause (a) thereof in its entirety and inserting the following in lieu thereof:

(a) The Company intends to use the proceeds of the Term Loans solely as provided in the Recitals hereto without violation of the terms hereof and does not intend to (and will not) use all or any portion of the proceeds of the Term Loans (x) to purchase any margin stock or (y) for any purpose that would constitute a violation of Regulation T, U or X of the FRB.

(k)

Section 6.01 of the Loan Agreement is hereby amended by adding the following parenthetical to the lead-in thereof immediately following the term “Administrative Agent”:

(and Administrative Agent shall thereafter make available to each Lender, including, for clarity, by e-mail)

(l)

Section 6.02 of the Loan Agreement is hereby amended by adding the following parenthetical to the lead-in thereof immediately following the term “Administrative Agent”:

(and Administrative Agent shall thereafter make available to each Lender, including, for clarity, by e-mail)

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(m)

Section 7.10 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

7.10     Use of Proceeds. Use the proceeds of Term Loans (x) to purchase margin stock or (y) for any purpose that (a) constitutes a violation of Regulations T, U or X promulgated by the FRB or (b) is otherwise prohibited by this Agreement.

(n)

Section 11.07 of the Loan Agreement is hereby amended by deleting the first proviso of clause (a) thereof in its entirety and inserting the following proviso in lieu thereof:

provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent (x) such Indemnified Liabilities result solely from a cure by the Administrative Agent, pursuant to Section 10.01, of a default by a Loan Party under any Portfolio Investment Document but only to the extent the Administrative Agent has not received prior approval with respect to such cure by such Lender or (y) determined in a final, nonappealable Judgment by a court of competent jurisdiction to have resulted from such Agent-Related Person’s own gross negligence or willful misconduct;

(o)

Section 12.02 of the Loan Agreement is hereby amended by adding the following new clause (d) immediately following clause (c) thereof:

(d) Distribution of Materials to Lenders. The Loan Parties acknowledge and agree that the Loan Documents and all reports, notices, communications and other information or materials provided or delivered by, or on behalf of, the Loan Parties, including pursuant to Section 6.01 or 6.02, may be disseminated by, or on behalf of, Administrative Agent, and made available, to the Lenders.

(p)

Appendix A to the Loan Agreement is hereby deleted in its entirety and the Appendix A attached hereto is inserted in lieu thereof.

(q)

Exhibit E to the Loan Agreement is hereby replaced in its entirety with the Exhibit E attached hereto as Exhibit A.

2.

Acknowledgment. Administrative Agent’s and Lenders’ agreement to the amendments and agreements contained herein does not and shall not create (nor shall FSEP, the Company or any other Loan Party rely upon the existence of or claim or assert that there exists) any obligation of Administrative Agent or any Lender to consider or agree to any further amendments or agreements. In the event Administrative Agent and Lenders subsequently agree to consider any further amendments or agreements, neither the amendments and agreements contained herein nor any other conduct of Administrative Agent or any Lender shall be of any force or effect on Administrative Agent’s or any Lender’s consideration or decision with respect to any such requested amendment or agreement, and Administrative Agent and Lenders shall have no further obligation whatsoever to consider or agree to further amendments or agreements.

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3.

Representations, Warranties, Covenants and Acknowledgments. To induce Administrative Agent and Lenders to enter into this Amendment:

(a)

The Company does hereby represent and warrant that (i) as of the date hereof, all of the representations and warranties made or deemed to be made under the Loan Documents are true and correct in all material respects (provided, that any representation or warranty that is qualified by materiality or by reference to Material Adverse Effect shall be true and correct in all respects), except such representations and warranties which, by their express terms, are applicable only to the Closing Date, (ii) as of the date hereof, there exists no Default or Event of Default under the Loan Agreement or any of the other Loan Documents, (iii) the Company has the power and is duly authorized to enter into, deliver and perform this Amendment, and (iv) this Amendment and each of the Loan Documents is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(b)

The Company does hereby reaffirm each of the agreements, covenants, and undertakings set forth in the Loan Agreement and each and every other Loan Document executed in connection therewith or pursuant thereto, as amended and modified hereby, as if the Company were making said agreements, covenants and undertakings on the date hereof.

(c)

The Company does hereby acknowledge and agree that no right of offset, defense, counterclaim, claim, cause of action or objection in favor of the Company against Administrative Agent or any Lender exists arising out of or with respect to (i) the Obligations, this Amendment, the Loan Agreement or any of the other Loan Documents, or (ii) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing.

(d)

The Company acknowledges and agrees that this Amendment shall be deemed a Loan Document for all purposes under the Loan Agreement.

(e)

The parties hereto acknowledge and agree that, notwithstanding the requirement in Section 2.01(b) of the Loan Agreement that a Funding Notice be delivered no later than 2:00 p.m. at least two (2) Business Days prior to any requested Term Loan, a Funding Notice with respect to any Term Loan requested on the First Amendment Effective Date shall be effective if delivered to Administrative Agent by 2:00 p.m. one (1) Business Day prior to such requested Term Loan (or such later time as Administrative Agent and ORIX Finance, LP shall agree).

(f)

The parties hereto acknowledge and agree that, notwithstanding any provision of the Loan Agreement, including the terms of Section 2.01(c) thereof, (i) funding of the Term Loan requested on the First Amendment Effective Date shall not be based on each Lender’s Pro Rata Share and (ii) ORIX Finance, LP shall fund the entire $9,600,000 Term Loan requested on the First Amendment Effective Date.

4.

Indemnification. The Company and each other Loan Party hereby agree to indemnify and hold Administrative Agent, the Lenders, each Agent-Related Person and each other Indemnitee in accordance with Section 12.05 of the Loan Agreement. The foregoing indemnity shall survive the payment in full of the Obligations and the termination of this Amendment, the Loan Agreement and the other Loan Documents.

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5.

Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:

(a)

Delivery of Documents. On or before the date hereof, the Company shall have delivered to Administrative Agent, all in form and substance acceptable to Administrative Agent in its reasonable discretion, (i) counterparts of this Amendment executed by each party hereto, together with counterparts of an Acknowledgment and Consent substantially in the form attached hereto, (ii) a Term Loan Note, dated the First Amendment Effective Date, in favor of ORIX Finance, LP reflecting its Term Loan Commitment, to the extent requested by such Lender, (iii) a Secretary’s Certificate, with all customary attachments (or certifications that no changes have been made to such Person’s Organizational Documents since the Closing Date), for each of the Company and FSEP, (iv) favorable written opinions from outside counsel to the Company and FSEP and (v) any and all other documents reasonably requested by Administrative Agent.

(b)

Accuracy of Representations and Warranties. All of the representations and warranties made or deemed to be made in this Amendment and under the Loan Documents shall be true and correct in all material respects (provided, that any representation or warranty that is qualified by materiality or by reference to Material Adverse Effect shall be true and correct in all respects) as of the date of this Amendment, except such representations and warranties which, by their terms, are applicable to a prior specific date or period.

(c)

Expenses. The Loan Parties shall have paid on or before the date hereof to Administrative Agent any and all outstanding fees and other charges owing pursuant to Section 12.04 of the Loan Agreement, to the extent invoiced at least one (1) Business Day prior to the date hereof.

6.

Effect; Relationship of Parties. Except as expressly amended hereby, the Loan Agreement shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of the Company to Administrative Agent and each Lender. The relationship of Administrative Agent and Lenders, on the one hand, and the Loan Parties, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners. Nothing contained in this Amendment, any instrument, document or agreement delivered in connection herewith or in the Loan Agreement or any of the other Loan Documents shall be deemed or construed to create a fiduciary relationship between or among the parties.

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7.

Miscellaneous. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this consent via facsimile or electronic mail shall also deliver a manually executed original to Administrative Agent or its counsel, but the failure to do so does not and will not affect the validity, enforceability or binding effect of this Amendment or result in a Default or Event of Default under any Loan Document. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of laws principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law) thereof. This Amendment embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof, except the agreements embodied in the Loan Agreement and the other Loan Documents (as modified herein).

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, the Company, Administrative Agent and Lenders have caused this Amendment to be duly executed as of the date first above written.

FOXFIELDS FUNDING LLC,
as the Company

By:	/s/ Stephen S. Sypherd
Name:	Stephen S. Sypherd
Title:	Vice President, Treasurer and Secretary

FORTRESS CREDIT CO LLC,
as Administas the Company

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

FORTRESS CREDIT OPPORTUNITIES III CLO LP, as a Lender
By: FCO III CLO GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

FORTRESS CREDIT OPPORTUNITIES V CLO LIMITED, as a Lender
By: FCO V CLO CM LLC, its collateral manager

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

FORTRESS CREDIT OPPORTUNITIES VII CLO LIMITED, as a Lender
By: FCO VII CLO CM LLC, its collateral manager

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

FORTRESS CREDIT FUNDING V LP, as a Lender
By: Fortress Credit Funding V GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP, as a Lender
By: Drawbridge Special Opportunities GP, LLC, its general partner

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

ORIX FINANCE, LP, as a Lender
By: ORIX Corporate Capital Inc., its General Partner

By:	/s/ Mark Campbell
Name:	Mark Campbell
Title:	Authorized Representative